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                                                                     Exhibit 4.5

                              DOVER SADDLERY, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

               COMMON STOCK                       COMMON STOCK

                 NUMBER                              SHARES

THIS CERTIFICATE IS TRANSFERABLE IN              CUSIP 260412 10 1
             NEW YORK, N.Y.              SEE REVERSE FOR CERTAIN DEFINITIONS



          THIS CERTIFIES THAT




          IS THE RECORD HOLDER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.0001
                            PAR VALUE PER SHARE, OF

                              DOVER SADDLERY, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED

/S/ STEPHEN L. DAY                                     /S/ JONATHAN A.R. GRYLLS
    PRESIDENT                DOVER SADDLERY, INC.               SECRETARY
                                      1998
                                    DELAWARE

                                                                  COUNTERSIGNED:
                                                                STOCK TRANS, INC
                                        44 WEST LANCASTER AVE. ARDMORE, PA 19003
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                          By               Authorized Signature.



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                              DOVER SADDLERY, INC.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -  ______________ Custodian  ______________
                         (Cust)                   (Minor)
                     under Uniform Gifts to Minors
                     Act ____________________________________
                                     (State)

UNIF TRF MIN ACT -  ______________ Custodian (until age _____)
                        (Cust)
                    ______________ under Uniform Transfers
                       (Minor)
                    to Minors Act ___________________________
                                            (State)

    Additional abbreviations may also be used though not in the above list.

For Value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
                   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________


________________________________________________________________________  Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

                                        X _____________________________________

                                        X _____________________________________

                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





SIGNATURE(s) GUARANTEED:




BY __________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.